Acquisition of Topone - Schedule of Estimated Fair Values of the Identifiable Assets Acquired (Details) ¥ in Thousands	Mar. 24, 2025 CNY (¥)
Schedule of Estimated Fair Values of the Identifiable Assets Acquired [Line Items]
Net tangible assets	¥ 434
Total assets	477
Acquisition of Topone [Member]
Schedule of Estimated Fair Values of the Identifiable Assets Acquired [Line Items]
Net tangible assets	434	[1]
Net tangible assets	678	[2]
Total assets	1,112
Total purchase consideration	1,107
Bargain gain on purchase	¥ 5

[1]	The following is a reconciliation of the fair value of major classes of assets acquired and liabilities assumed which comprised of net tangible assets on March 24, 2025.
[2]	The Company identified intangible assets from the acquisition, thus the company recognized the intangible assets for RMB 678. The intangible assets primarily represent the insurance intermediary license held by Topone.